Exhibit 99.1

AVALON HEALTHCARE SYSTEM INC.

FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

AVALON HEALTHCARE SYSTEM INC.

INDEX TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Avalon Healthcare System Inc.

We have audited the accompanying balance sheet of Avalon Healthcare System Inc. (the "Company") as of December 31, 2015 and the related statements of operations, changes in stockholders' deficit and cash flows for the period from May 18, 2015 (date of inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and the results of its operations and its cash flows for the period from May 18, 2015 (date of inception) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had not generated any revenue, incurred net loss, had a working capital deficit and the current cash balance cannot be projected to cover its operating expenses. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans, with respect to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RBSM LLP

New York, New York
October 19, 2016

F-2

AVALON HEALTHCARE SYSTEM INC.

BALANCE SHEET

December 31,
2015

ASSETS

CURRENT ASSETS:
Cash	$109,586

Total Current Assets	109,586

Total Assets	$109,586

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$16,600
Accounts payable and accrued liabilities - related party	18,208
Due to related parties	88,150

Total Current Liabilities	122,958

Commitments and Contingencies - (Note 7)

STOCKHOLDERS' DEFICIT:
Common stock, no par value; 2,500 shares authorized; 2,500 shares issued and outstanding at December 31, 2015	-
Additional paid-in capital	89,000
Accumulated deficit	(102,372)

Total Stockholders' Deficit	(13,372)

Total Liabilities and Stockholders' Deficit	$109,586

The accompanying notes are an integral part of these financial statements.

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AVALON HEALTHCARE SYSTEM INC.

STATEMENT OF OPERATIONS

For the Period from
May 18, 2015 (Date of Inception) through
December 31, 2015

REVENUE	$-

OPERATING EXPENSES:
Professional fees	83,900
Other general and administrative	18,480

Total Operating Expenses	102,380

OTHER INCOME
Interest Income	8

Total Other Income	8

NET LOSS	$(102,372)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(40.95)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	2,500

The accompanying notes are an integral part of these financial statements.

F-4

AVALON HEALTHCARE SYSTEM INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

	Common Stock		Additional		Total
	Number of		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit

Balance, May 18, 2015 (date of inception)	-	$-	$-	$-	$-

Issuance of common stock to founders	2,500	-	-	-	-

Owners' contribution	-	-	89,000	-	89,000

Net loss from May 18, 2015 (date of inception) through December 31, 2015	-	-	-	(102,372)	(102,372)

Balance, December 31, 2015	2,500	$-	$89,000	$(102,372)	$(13,372)

The accompanying notes are an integral part of these financial statements.

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AVALON HEALTHCARE SYSTEM INC.

STATEMENT OF CASH FLOWS

For the Period from
May 18, 2015 (Date of Inception) through
December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(102,372)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	16,600
Accounts payable and accrued liabilities - related party	18,208

NET CASH USED IN OPERATING ACTIVITIES	(67,564)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds received from related parties' advance	88,150
Proceeds received from owners' contribution	89,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	177,150

NET INCREASE IN CASH	109,586

CASH - beginning of period	-

CASH - end of year	$109,586

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements.

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Organization

Avalon Healthcare System Inc. (the “Company”) was incorporated on May 18, 2015 under the laws of the State of Delaware and established a fiscal year end of December 31st. Currently, the Company is engaged in medical related consulting services for customers.

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN

Basis of presentation

The accompanying financial statements for Avalon Healthcare System Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”) and with the rules and regulations of the U.S. Securities and Exchange Commission for financial information.

Going concern

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had a net loss of $102,372 and net cash used in operating activities of $67,564 for the period from May 18, 2015 (date of inception) through December 31, 2015, and a working capital deficit, a stockholders’ deficit, and accumulated deficit of $13,372, $13,372 and $102,372, respectively, at December 31, 2015 and did not generate any revenue for the period from May 18, 2015 (date of inception) through December 31, 2015. The current cash balance cannot be projected to cover the operating expenses for the next twelve months from the release date of this report. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital, implement its business plan, and generate significant revenues. The Company plans on raising capital through the sale of equity or debt instruments to implement its business plan. However, there is no assurance these plans will be realized and that any additional financings will be available to the Company on satisfactory terms and conditions, if any.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the period from May 18, 2015 (date of inception) through December 31, 2015 include the valuation of deferred tax assets.

Fair value of financial instruments and fair value measurements

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value of financial instruments and fair value measurements (continued)

•	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

•	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

•	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheet for cash, accounts payable and accrued liabilities, accounts payable and accrued liabilities – related party, and due to related parties approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of December 31, 2015.

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term highly liquid investments purchased with original maturities of three months or less. There were no cash equivalents at December 31, 2015.

Accounts receivable and allowance for doubtful accounts

Accounts receivables may result from our consulting services. Management must make estimates of the uncollectability of accounts receivable. Management specifically analyzed customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts.

Revenue recognition

Pursuant to the guidance of ASC Topic 605, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the purchase price is fixed or determinable and collectability is reasonably assured.

Revenue from consulting contracts is recognized when it is earned pursuant to the terms of the contract. Each contract is unique and tailored to the needs of the customer and goals of the project. Each contract calls for a fixed payment in a fixed period of time. These contracts generally involve some sort of up-front payment. These projects are usually billed monthly based on costs, hours, or some other measure of activity during the month and revenue is recognized as services are provided. If there is substantive acceptance terms then revenue will not be recognized until acceptance occurs. The Company has not yet generated any revenue as of and for the period from May 18, 2015 (date of inception) through December 31, 2015.

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and development

Expenditures for research and product development costs are expensed as incurred. The Company did not incur any research and development costs during the period from May 18, 2015 (date of inception) through December 31, 2015.

Advertising

All costs related to advertising are expensed as incurred and are included in selling expenses on the accompanying statement of operations. The Company did not incur any advertising expenses during the period from May 18, 2015 (date of inception) through December 31, 2015.

Income taxes

The Company accounts for income taxes using the asset/liability method prescribed by ASC 740, “Income Taxes.” Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of December 31, 2015, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. Tax year that remains subject to examination is the year ended December 31, 2015. The Company recognizes interest and penalties related to uncertain income tax positions in other expense. However, no such interest and penalties were recorded as of December 31, 2015.

Earnings per share

ASC Topic 260 “Earnings per Share,” requires presentation of both basic and diluted earnings per share (“EPS”) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic earnings per share are computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Common stock equivalents are not included in the calculation of diluted earnings per share if their effect would be anti-dilutive. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact. The Company did not have any common stock equivalents and potentially dilutive common stock outstanding during the period from May 18, 2015 (date of inception) through December 31, 2015.The following table presents a reconciliation of basic and diluted net loss per share:

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings per share (continued)

Period from May 18, 2015
(date of inception) through December 31, 2015
Net loss for basic and diluted net loss per share of common stock	$(102,372)
Weighted average common stock - basic and diluted	2,500
Net loss per common share - basic and diluted	$(40.95)

Segment reporting

The Company uses “the management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. All of the Company's operations are considered by the chief operating decision maker to be aggregated in one reportable operating segment. Currently, all of the Company’s customers are in the People’s Republic of China (“PRC”) and all income will be derived from consulting services.

Recent accounting pronouncements

The Company has evaluated all the recently issued accounting pronouncements through the filing date of these financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.

NOTE 4 – RELATED PARTY TRANSACTIONS

Accounts payable and accrued liabilities – related party

At December 31, 2015, the Company owed David Jin, its shareholder, chief executive officer, president and board member, of $18,208 for travel reimbursement which has been included in accounts payable and accrued liabilities – related party on the accompanying balance sheet.

Due to related parties

From time to time, David Jin, shareholder, chief executive officer, president and board member of the Company, provided advances to the Company to supplement its working capital needs. Those advances are short-term in nature, non-interest bearing, unsecured and payable on demand. The working capital advance of $500 at December 31, 2015 is reflected as due to related parties on the accompanying balance sheet.

From time to time, Meng Li, shareholder, chief operating officer and board member of the Company, provided advances to the Company to supplement its working capital needs. Those advances are short-term in nature, non-interest bearing, unsecured and payable on demand. The working capital advance of $87,650 at December 31, 2015 is reflected as due to related parties on the accompanying balance sheet.

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 5 – STOCKHOLDERS’ EQUITY (DEFICIT)

Shares authorized

The authorized capital of the Company consists of 2,500 shares of common stock, no par value.

Common stock

In May 2015, the Company issued 2,500 shares of its common stock to its three founders. As there was no determinable fair value of founders’ shares, the Company valued these common shares at a par value of zero per common share.

Additional paid-in capital

Between May 18, 2015 (date of inception) and December 31, 2015, the Company’s founders contributed $89,000 to the Company for working capital needs.

NOTE 6 – INCOME TAXES

The Company maintains deferred tax assets that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These deferred tax assets consist of net operating loss carryforward. The net deferred tax asset has been fully offset by a valuation allowance because of the Company’s history of losses.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes were as follows:

Income tax benefit at U.S. statutory rate of 34%	$34,806
Income tax benefit at Delaware state rate of 5%	5,119
Change in valuation allowance	(39,925)
Total provision for income tax	$-

The Company’s approximate net deferred tax asset as of December 31, 2015 was as follows:

Deferred Tax Asset:
Net operating loss carryforward	$39,925
Valuation allowance	(39,925)
Net deferred tax asset	$-

The Company provided a valuation allowance equal to the deferred income tax asset for the period ended December 31, 2015 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The potential tax benefit arising from the loss carryforward will expire in 2035.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income may be subject to special tax rules which may limit their usage under the Separate Return Limitation Year (“SRLY”) rules. If necessary, the deferred tax asset will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2015 Corporate Income Tax Return is subject to Internal Revenue Service examination.

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AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 7 – COMMITMENTS AND CONTINCENGIES

Commitments

Consulting Service Contract

On September 11, 2015, the Company entered into a six-month consulting service agreement with a third party who has agreed to provide certain consulting service in the areas of capital markets advisory to the Company. The agreement expired on March 14, 2016. On March 14, 2016, the Company renewed the agreement. The term of the renewed agreement is one year and expires on March 14, 2017. In accordance with this agreement, the Company pays a flat cash fee of $12,000 per month. The accrued service fees related to the service agreement at December 31, 2015 was $6,000, which was included in accounts payable and accrued liabilities on the accompanying balance sheet.

Due Diligence Service Contract

On October 5, 2015, the Company entered into a service agreement with a third party who has agreed to arrange for legal due diligence and assist in coordinating the overall business due diligence and advisory service for the Company. In accordance with this agreement, the Company incurred and paid a flat cash fee of $40,000. The agreement expired as of December 31, 2015. The accrued service fees related to the service agreement at December 31, 2015 was $10,000, which was included in accounts payable and accrued liabilities on the accompanying balance sheet. The Company paid the $10,000 in full in February 2016.

Legal Service Contract

On July 27, 2016, the Company entered into a legal service agreement with a law firm who has agreed to provide corporate and securities related legal service to the Company. In accordance to this legal service agreement, the Company pays a flat cash fee of $45,000 upon achieving certain milestones. In addition, upon closing of the acquisition of a public entity (“Pubco”), the Company shall pay an amount of shares of common stock equal to 2% of the issued and outstanding shares of Pubco following the reverse merger.

NOTE 8 - CONCENTRATIONS

Concentrations of credit risk

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2015. There were no balances in excess of Federal Deposit Insurance Corporation (“FDIC”) insured levels as of December 31, 2015.

NOTE 9 - SUBSEQUENT EVENTS

In April 2016, the Company entered into three sales agreements with three related parties to provide consulting services to those parties.

On April 29, 2016, Avalon (Shanghai) Healthcare Technology Co., Ltd. (“Avalon Shanghai”) was organized under the laws of the People’s Republic of China. The Company owns 100% of the capital stock of Avalon Shanghai.

On September 14, 2016, the Company entered into a stock purchase agreement (the "September Agreement") to acquire 1,500,000 shares of restricted common stock (the “Control Shares”) of Global Technologies Corp., which subsequently changed its name on October 18, 2016 to Avalon Globocare Corp., for a purchase price of $230,000. Upon purchase of the Control Shares, the Company beneficially owned shares of common stock representing control of Global Technologies Corp.. The Company subsequently assigned the Control Shares to its three shareholders resulting in Wenzhao Lu receiving 900,000 shares, David Jin receiving 450,000 shares and Meng Li receiving 150,000 shares.

F-12

AVALON HEALTHCARE SYSTEM INC.

NOTES TO FINANCIAL STATEMENTS

For the Period from May 18, 2015 (Date of Inception) through December 31, 2015

NOTE 9 - SUBSEQUENT EVENTS (continued)

On October 17, 2016, the Company entered into a lease for office space in New Jersey with a related party (the “Office Lease”). Pursuant to the Office Lease, the monthly rent is $1,000. The term of the Office Lease is one year commencing on November 1, 2016 and will expire on October 31, 2017.

Global Technologies Corp. effected a one-for-four reverse stock split of its common stock on October 18, 2016.  All share and per share information of Global Technologies Corp. in this report has been retroactively adjusted to reflect this reverse stock split.

On October 18, 2016, Global Technologies Corp.’s corporate name was changed to Avalon Globocare Corp.

On October 19, 2016, the Company’s three shareholders entered into and closed a Share Exchange Agreement with Avalon Globocare Corp., pursuant to which Avalon Globocare Corp. acquired 100% of the Company’s outstanding securities in exchange for 50,000,000 shares of Avalon Globocare Corp.’s common stock.

F-13